UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2022

Bluerock Homes Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-41322	87-4211187
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BHM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01	REGULATION FD DISCLOSURE

As reported in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) by Bluerock Homes Trust, Inc. (the “Company”) on October 6, 2022, on October 6, 2022, the Company consummated the transactions contemplated by the Separation and Distribution Agreement (the “Separation and Distribution Agreement”) dated October 5, 2022, by and among Bluerock Residential Growth REIT, Inc. (“BRG”), Badger Parent LLC, Badger Holdco LLC and Bluerock Residential Holdings, L.P. (the “Operating Partnership"), pursuant to which, among other things, BRG agreed to separate the Company from BRG (the “Separation”), and distribute (the “Distribution”) all of the outstanding common stock of the Company to BRG stockholders who held shares of BRG common stock as of the close of business on September 29, 2022, the record date for the Distribution (the transactions contemplated by the Separation and Distribution Agreement, collectively, the “Transactions”).

This Current Report on Form 8-K provides unaudited pro forma combined financial statements of the Company, as described in Item 9.01 below and which are incorporated into this Item 7.01 by reference, which give effect to the Company’s post-Separation capital structure in which the Company owns approximately 34% of the Operating Partnership, with the remaining 66% being owned by the persons who are limited partners (other than the Company) of the Operating Partnership. The unaudited pro forma combined financial statements also give effect to the cash contributed to the Company on October 6, 2022. Pursuant to the Separation and Distribution Agreement, BRG contributed to the Company the SpinCo Cash Amount (as that term is defined the Separation and Distribution Agreement) of approximately $73.8 million in cash; in addition, the Company held $22.0 million at its properties for a total cash and restricted cash balance of $95.8 million on October 6, 2022.

The unaudited pro forma combined financial statements present how the Company’s financial statements may have appeared had the Company completed the Transactions as of January 1, 2022.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act. The information set forth in this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(b)  Pro forma financial information

The following unaudited pro forma combined financial information of the Company, giving effect to the Transactions, attached as Exhibit 99.1 hereto:

•	Unaudited Pro Forma Combined Financial Statements as of September 30, 2022 and for the three and nine months ended September 30, 2022; and

•	Notes to the Unaudited Pro Forma Combined Financial Statements

 (d)  Exhibits

The following exhibit relating to Item 7.01 of this Current Report on Form 8-K is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit No.	Exhibit

99.1	Unaudited Pro Forma Combined Financial Statements as of September 30, 2022 and for the three and nine months ended September 30, 2022

104	The cover page from this Current Report on Form 8-K, formatted in inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK HOMES TRUST, INC.

DATE: November 4, 2022	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer